Exhibit 99.1

FIRST AMENDMENT TO AMENDED AND RESTATED

CREDIT AGREEMENT

THIS FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”), is made and entered into as of February 23, 2005, by and among TEPPCO PARTNERS, L.P., a Delaware limited partnership (the “Borrower”), the several banks and other financial institutions listed on the signature pages attached hereto (collectively, the “Lenders”), SUNTRUST BANK (“SunTrust”), as the Administrative Agent for the Lenders (the “Administrative Agent”), WACHOVIA BANK, NATIONAL ASSOCIATION, as Syndication Agent (the “Syndication Agent”) and BNP PARIBAS,  JPMORGAN CHASE BANK, N.A. (successor by merger to Bank One, N.A. (Main Office Chicago)), and KEYBANK, N.A. as Co-Documentation Agents (the “Co-Documentation Agents”).

W I T N E S S E T H:

WHEREAS, the Borrower, the Lenders, the Administrative Agent, the Syndication Agent and the Co-Documentation Agents are parties to a certain Amended and Restated Credit Agreement, dated as of October 21, 2004 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), pursuant to which the Lenders have made certain financial accommodations available to the Borrower;

WHEREAS, the Borrower has requested that the Lenders and the Administrative Agent amend the Credit Agreement to remove the requirement that Duke Energy Field Services, LLC must at all times own, directly or indirectly, 100% of the ownership interests of Texas Eastern Products Pipeline Company, LLC (“Texas Eastern”), and in lieu thereof to allow for the acquisition by EPCO, Inc. a Delaware corporation, or Enterprise GP Holdings L.P., a Delaware limited partnership, of 100% of the limited liability company interests of Texas Eastern (the “Texas Eastern Acquisition”), and subject to the terms and conditions hereof, the Lenders are willing to do so;

NOW, THEREFORE, for good and valuable consideration, the sufficiency and receipt of all of which are acknowledged, the Borrower, the Lenders and the Administrative Agent agree as follows:

SECTION 1.  Definitions.  Capitalized terms used but not defined herein have the meanings assigned to such terms in the Credit Agreement.

SECTION 2.  Amendment.  Section 11.7 of the Credit Agreement is, subject to the satisfaction of the conditions precedent set forth in Section 3, hereby amended and restated in its entirety as follows:

Section 11.7 Change of Control.  Any one or more of the following occurs or exists:  (a) the Borrower ceases to own (i) at least 99.999% of the limited partner interests in TE Products, TCTM or Midstream; or (ii) directly or indirectly, 100% of the ownership interests of TEPPCO GP; or (b) Texas Eastern, Enterprise GP Holdings L.P. or any direct or indirect wholly owned Subsidiary of Enterprise GP Holdings L.P. which has no other assets or businesses other than partnership interests of the Borrower ceases to be the sole general partner of the Borrower; or (c) TEPPCO GP or any direct or indirect wholly owned Subsidiary of the Borrower which has no other assets other than general partner interests of TE Products, TCTM, Midstream, Jonah Gas, or any other Subsidiary of the Borrower and has no businesses other than serving as a general partner in such entities ceases to be the sole general partner of TE Products, TCTM or Midstream; or (d) TEPPCO GP and Midstream or any one or more direct or indirect wholly owned Subsidiaries of the Borrower, each of which has no other assets other than general partner interests of TE Products, TCTM, Midstream or any other Subsidiary of the Borrower and has no businesses other than serving as a general partner in such entities cease to be the sole general partners of (or if Jonah Gas has only one general partner, the sole general partner of) Jonah Gas; or (e) EPCO, Inc. or Enterprise GP Holdings L.P. cease to own, directly or indirectly, 100% of the ownership interests of Texas Eastern; or (f) Midstream ceases to own (i) at least 99.999% of the limited partner interests in Val Verde, and (ii) 100% of the member interests in TEPPCO NGL Pipelines, LLC, the general partner of Val Verde.

SECTION 3.  Conditions of Effectiveness.  Simultaneously with the consummation of the Texas Eastern Acquisition, Section 2 of this Amendment shall become effective when each of the following conditions shall have been fulfilled:

(i)            the Required Lenders and the Borrower shall have executed and delivered to the Administrative Agent a counterpart of this Amendment; and

(ii)           the representations and warranties set forth in Section 4 hereof shall be true and correct on and as of the date of effectiveness of this Amendment as though made on and as of such date.

SECTION 4.  Representations and Warranties.  The Borrower represents and warrants that (a) the representations and warranties contained in Article VII of the Credit Agreement (with each reference therein to (i) “this Agreement”, “hereunder” and words of like import referring to the Credit Agreement being deemed to be a reference to this Amendment and the Credit Agreement as amended hereby and (ii) “Credit Documents”, “thereunder” and words of like import being deemed to include this Amendment and the Credit Agreement, as amended hereby) are true and correct in all material respects (unless they speak to a specific date, are based on facts which have changed by transactions contemplated or expressly permitted (including as an express exception to the restrictions set forth in Article IX of the Credit Agreement) by the Credit Agreement or this Amendment or, with the consent of the Required Lenders, are otherwise updated, modified or supplemented as of a subsequent date) on and as of the date hereof as though made on and as of such date, and (b) no event has occurred and is continuing, or would result from the execution and delivery of this Amendment, that constitutes an Event of Default.

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SECTION 5.  Effect on the Credit Agreement.  Except as specifically provided above, the Credit Agreement shall continue to be in full force and effect and is hereby in all respects ratified and confirmed.  The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lenders under the Credit Agreement, nor constitute a waiver of any provision of the Credit Agreement.

SECTION 6.  Costs and Expenses.  The Borrower agrees to pay on demand all costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent with respect thereto, and all costs and expenses (including, without limitation, counsel fees and expenses), if any, in connection with the enforcement (whether through negotiations, legal proceedings or otherwise) of this Amendment.

SECTION 7.  Execution in Counterparts.  This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts (in each case, any such execution and delivery may occur by facsimile or pdf transmission of executed counterparts or signature pages), each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

SECTION 8.  Governing Law.  This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of the New York.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective duly authorized officers as of the date first above written.

TEPPCO PARTNERS, L.P., as Borrower

By: TEXAS EASTERN PRODUCTS
PIPELINE COMPANY, LLC, as
General Partner

By:	/s/ CHARLES H. LEONARD
Name: Charles H. Leonard
Title: SVP & CFO

SUNTRUST BANK, as Administrative
Agent and Lender

By:	/s/ JAMES M. WARREN
Name: James M. Warren
Title: Managing Director

SIGNATURE PAGE TO FIRST AMENDMENT

WACHOVIA BANK, NATIONAL ASSOCIATION, as Syndication Agent and Lender

By:	/s/ RUSSELL CLINGMAN
Name: Russell Clingman
Title: Director

SIGNATURE PAGE TO FIRST AMENDMENT

BNP PARIBAS, as Co-Documentation Agent and Lender

By:	/s/ DAVID DODD
Name: David Dodd
Title: Director

By:	/s/ BETSY JOCHER
Name: Betsy Jocher
Title: Vice President

SIGNATURE PAGE TO FIRST AMENDMENT

JPMORGAN CHASE BANK, N.A., (successor by merger to Bank One, N.A. (Main Office Chicago)) as Co-Documentation Agent and Lender

By:	/s/ JEANIE C. GONZALEZ
Name: Jeanie C. Gonzalez
Title: Director

SIGNATURE PAGE TO FIRST AMENDMENT

KEYBANK, NATIONAL ASSOCIATION, as Co-Documentation Agent and Lender

By:	/s/ KEVEN D. SMITH
Name: Keven D. Smith
Title: Vice President

SIGNATURE PAGE TO FIRST AMENDMENT

THE ROYAL BANK OF SCOTLAND PLC

By:	/s/ KEITH JOHNSON
Name: Keith Johnson
Title: Senior Vice President

SIGNATURE PAGE TO FIRST AMENDMENT

THE BANK OF NEW YORK

By:
Name:
Title:

SIGNATURE PAGE TO FIRST AMENDMENT

CALYON NEW YORK BRANCH

By:
Name:
Title:

By:
Name:
Title:

SIGNATURE PAGE TO FIRST AMENDMENT

WELLS FARGO BANK, NA

By:
Name:
Title:

SIGNATURE PAGE TO FIRST AMENDMENT

UBS LOAN FINANCE LLC

By:
Name:
Title:

By:
Name:
Title:

SIGNATURE PAGE TO FIRST AMENDMENT

NATIONAL AUSTRALIA BANK LIMITED

By:
Name:
Title:

SIGNATURE PAGE TO FIRST AMENDMENT

KBC BANK N.V.

By:
Name:
Title:

By:
Name:
Title:

SIGNATURE PAGE TO FIRST AMENDMENT

BANK OF COMMUNICATIONS, NEW YORK BRANCH

By:
Name:
Title:

SIGNATURE PAGE TO FIRST AMENDMENT

COMMERCEBANK, N.A.

By:
Name:
Title:

By:
Name:
Title:

SIGNATURE PAGE TO FIRST AMENDMENT

BANK HAPOALIM B.M.

By:
Name:
Title:

SIGNATURE PAGE TO FIRST AMENDMENT

REAFFIRMATION OF GUARANTORS

Each Guarantor consents to the execution and delivery by the Borrower of this Amendment and jointly and severally ratifies and confirms the terms of the Guaranty with respect to the indebtedness now or hereafter outstanding under the Credit Agreement as amended hereby and all promissory notes issued thereunder. Each Guarantor acknowledges that, notwithstanding anything to the contrary contained herein or in any other document evidencing any indebtedness of the Borrower to the Lenders or any other obligation of the Borrower, or any actions now or hereafter taken by the Lenders with respect to any obligation of the Borrower, the Guaranty (i) is and shall continue to be an absolute, unconditional, joint and several, continuing and irrevocable guaranty of payment, and (ii) is and shall continue to be in full force and effect in accordance with its terms.  Nothing contained herein to the contrary shall release, discharge, modify, change or affect the original liability of the Guarantors under the Guaranty.

JONAH GAS GATHERING COMPANY

By: TEPPCO NGL PIPELINES, LLC, a General Partner

By:	/s/ CHARLES H. LEONARD
Name: Charles H. Leonard
Title: SVP & CFO

By: TEPPCO MIDSTREAM COMPANIES L.P., a General Partner

By: TEPPCO GP, INC., a General Partner

	By:	/s/ CHARLES H. LEONARD
Name: Charles H. Leonard
Title: SVP & CFO

VAL VERDE GAS GATHERING COMPANY, L.P.

By: TEPPCO NGL PIPELINES, LLC, its General Partner

	By:	/s/ CHARLES H. LEONARD
Name: Charles H. Leonard
Title: SVP & CFO

SIGNATURE PAGE TO FIRST AMENDMENT

TCTM, L.P.

By: TEPPCO GP, INC., its General Partner

By:	/s/ CHARLES H. LEONARD
Name: Charles H. Leonard
Title: SVP & CFO

TEPPCO MIDSTREAM COMPANIES, L.P.

By: TEPPCO GP, INC., its General Partner

By:	/s/ CHARLES H. LEONARD
Name: Charles H. Leonard
Title: SVP & CFO

TE PRODUCTS PIPELINE COMPANY, LIMITED PARTNERSHIP

By: TEPPCO GP, INC., its General Partner

By:	/s/ CHARLES H. LEONARD
Name: Charles H. Leonard
Title: SVP & CFO

SIGNATURE PAGE TO FIRST AMENDMENT